UPDATING SUMMARY PROSPECTUS

FOR THE

ACCUMULATION VUL

a flexible premium adjustable variable life insurance policy with index-linked options issued by

THE PENN INSURANCE AND ANNUITY COMPANY

and funded through

PIA VARIABLE LIFE ACCOUNT I

of

The Penn Insurance and Annuity Company

PO Box 178, Philadelphia, Pennsylvania 19105

1-800-523-0650

May 1, 2024

The Prospectus for the Accumulation Variable Universal Life Insurance Policy (the “Policy”) contains more information about the Policy, including its features, benefits, and risks. You can find the Prospectus and other information about the Policy online at www.pennmutual.com/for-individuals-and-businesses/products-and-performance/performance-and-rates. You can also request this information at no cost by calling 1-800-523-0650 or by sending an email request to FundOperations@pennmutual.com.

Additional information about certain investment products, including variable life insurance contracts, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

Policies have risks including risk of loss of the amount invested. Policies are not deposits of, or guaranteed or endorsed by, any bank and are not federally insured by the FDIC, Federal Reserve Board, or any other agency.

Appendix A — Portfolios Available Under the Policy	A-1

**********

DEFINITIONS

The following key terms and their definitions are included to help make this Summary Prospectus as readable and understandable for you as possible. More detailed information concerning the terms defined below is in the appropriate sections of this Summary Prospectus or the Prospectus.

Cash Surrender Value: The Policy Value, less any Surrender Charges that may apply.

Company: The Penn Insurance and Annuity Company. Also referred to as “we,” “our,” and “us,” or “PIA.”

Fixed Account Options: In addition to the Variable Investment Options, the Policy has five Fixed Account Options: (1) the Indexed Fixed Account; (2) the Traditional Fixed Account; (3) the Short-Term Fixed Account; (4) the Holding Fixed Account; and (5) the Fixed Dollar Cost Averaging Account. These are described in Appendix B to the Prospectus and are part of the Company’s General Account assets. The Policy allows you to allocate your Policy Value to the Indexed Fixed Account (via the Holding Fixed Account), the Traditional Fixed Account, and the Short-Term Fixed Account. Premium payments may also be allocated to the Fixed Dollar Cost Averaging Account, which are automatically re-allocated each month to one or more of the other Investment Options you select.

Indexed Fixed Account: A Fixed Account Option that earns index credits at the end of a one-year period (or 11-month period for segments created on the Policy’s first monthly anniversary) based on the change in value of an index, subject to a guaranteed minimum interest rate. The guaranteed minimum interest rate on all non- loaned Indexed Fixed Account segments is 0.00% while the guaranteed minimum interest rate of the Indexed Loan Account is 1.00%. The Indexed Fixed Account may be subject to an Asset Charge. Even with the guaranteed minimum interest rate, the Policy Value in the Indexed Fixed Account may decrease due to the Asset Charge, and you could lose money.

Investment Options: Policy investment options that consist of the Variable Investment Options and the Fixed Account Options.

Lockout Period: A 12 month Lockout Period will begin anytime a Policy loan, except loans from unpaid policy loan interest, is taken while any Policy Value is in the Indexed Fixed Accounts. During the Lockout Period, no transfers from the Traditional Fixed Account to the Indexed Fixed Accounts will be allowed.

Net Cash Surrender Value: The Policy Value, less any Surrender Charges that may apply, less any outstanding loans and accrued loan interest. This is the amount we will pay you if you surrender your Policy.

Net Premium: The balance of a premium payment after deduction of the Percent of Premium Charge.

Policy: The individual, flexible premium adjustable variable universal life insurance policy with index-linked options offered in the Prospectus.

Policy Loan Account: There are two Policy Loan Accounts; the Traditional Loan Account, and the Indexed Loan Account. You may only have one loan option in force at any time.

Policy Specifications Page: The Policy Specifications Page (which is in Section 1 of your policy) contains your Policy’s individual specifications.

Policy Value: The total value of your Policy, which is the sum of the values in the Variable Investment Options and the Fixed Account Options, including the Policy loan accounts. At any time, your Policy Value is equal to: the Net Premiums you have paid (your premiums less the Percent of Premium Charges); plus or minus the investment results in the part of your Policy Value (if any) allocated to the Variable Investment Options; plus interest credited to the part of your Policy Value (if any) allocated to the Fixed Account Options; minus Policy charges we deduct; and minus partial withdrawals you have made.

Portfolios: The mutual funds that are available for investment in the Variable Investment Options of the Separate Account.

Separate Account: The PIA Variable Life Account I of The Penn Insurance and Annuity Company, a segregated asset account of the Company. The Separate Account is divided into subaccounts, each of which invests exclusively in a specified Portfolio and is referred to sometimes as a Variable Investment Option.

Specified Amount: The dollar amount of life insurance under the Policy as selected by the Policy owner. It equals the initial Specified Amount shown on the Policy Specifications Page, plus any increases and minus any decreases made to the initial Specified Amount.

Surrender Charge: If you surrender your Policy within the first 10 Policy years or within 10 years of an increase in the Specified Amount of insurance under your Policy, we will deduct a Surrender Charge from your Policy Value. We will also deduct a Surrender Charge from your Policy Value upon any decrease in the Specified Amount of insurance in the first five Policy years. Your Policy will state your Surrender Charges.

Traditional Fixed Account: A Fixed Account Option that earns a rate of interest declared by the Company from time to time.

Variable Investment Options: The subaccounts of the Separate Account, each of which invests exclusively in a specified Portfolio.

You, Your: The Policy owner, who can make decisions regarding allocation of Net Premiums, transfers, withdrawals, surrender, borrowing money, naming beneficiary(ies), electing riders, and other matters (all within the Policy limits).

UPDATED INFORMATION ABOUT THE ACCUMULATION VARIABLE UNIVERSAL LIFE INSURANCE POLICY

The information in this Summary Prospectus is a summary of certain Policy features that have changed since the Prospectus dated December 31, 2023. This may not reflect all of the changes that have occurred since you entered into your Policy.

There have been no changes to your Policy since the last Prospectus you received.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE ACCUMULATION VARIABLE UNIVERSAL LIFE INSURANCE POLICY

FEES AND EXPENSES
Charges for Early Withdrawals

If you fully surrender your Policy within the first 10 years following your purchase of the Policy or within the first 10 years following an increase in the Specified Amount you may be assessed a Surrender Charge of up to 4.50% of your Specified Amount.

For example, if you were to surrender your Policy during the first year after your Policy purchase (and your total premiums paid were $100,000 and your Specified Amount is $500,000), then you could be assessed a Surrender Charge of up to $22,500.

For more detailed information, see the Prospectus: “Table of Fees and Expenses;” “What Are the Fees and Charges Under the Policy?”

Transaction Charges

You may be assessed a Surrender Charge of up to 4.50% of your Specified Amount upon a decrease in the Specified Amount within the first five years following your purchase of the Policy.

In addition to the Surrender Charge for Policy surrenders, you may be charged for other transactions. These include a Percent of Premium Charge (deducted from each premium) and a partial withdrawal processing fee.

We reserve the right to impose transfer charges (when you transfer Policy Value between Investment Options), but we currently do not impose these charges. We may also impose charges if you exercise certain rider benefits.

For more detailed information, see the Prospectus: “Table of Fees and Expenses;” “What Are the Fees and Charges Under the Policy?”

Ongoing Fees and Expenses

In addition to Surrender Charges and transaction charges, an investment in the Policy is subject to certain ongoing fees and expenses (usually deducted on a monthly basis). Some of these charges, such as the monthly Cost of Insurance Charge, the monthly Expense Charge per Thousand of Specified Amount, and certain Rider charges (for supplemental benefits), are set based on individual characteristics of the insured (e.g., age, sex, and rating classification).

Other ongoing charges include the monthly Mortality and Expense Risk Asset Charges, loan interest, Per Policy Expense Charge, Asset Charges on certain Indexed Fixed Accounts and certain other Rider charges. Please refer to the Policy Specifications Page for rates and the specific fees applicable to your Policy.

FEES AND EXPENSES

Investors will also bear expenses associated with the Portfolios, as shown in the following table, which shows the minimum and maximum total operating expenses deducted from Portfolio assets (before any fee waiver or expense reimbursement) during the year ended December 31, 2023.

Total Annual Operating Expenses (expenses that are deducted from Portfolio assets)

	Annual Fee	Minimum	Maximum
	Variable Investment Options (Portfolio fees and expenses)	0.11%	0.34%
	For more detailed information, see the Prospectus: “Table of Fees and Expenses;” “What Are the Fees and Charges Under the Policy?”
RISKS

Risk of Loss

You can lose money by investing in this Policy, including loss of your premiums (principal).

For more detailed information, see the Prospectus: “Summary of Principal Risks of Investing in the Policy;” “What is the Value of My Policy?”

Not a Short-Term Investment

This Policy is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.

The Policy is designed to provide a life insurance benefit or to help meet other long-term financial objectives. Substantial fees, expenses, and tax implications generally make variable life insurance unsuitable as a short-term savings vehicle. Additionally, the Policy limits your ability to withdraw a portion of the Policy Value (also called cash value) through partial withdrawals or loans; you cannot access more than your Net Cash Surrender Value (the Policy Value less the Surrender Charge and less any outstanding Policy loan).

For more detailed information, see the Prospectus: “Summary of Principal Risks of Investing in the Policy.”

Risks Associated with Investment Options

•  An investment in this Policy is subject to the risk of poor investment performance of the Portfolios you choose, and the value of an investment can vary depending on the performance of the Portfolios.

•  Each Investment Option (the Portfolios and the Fixed Account Options) has its own unique risks. The performance of the Portfolios will vary among each other, may underperform similar mutual funds not available through the Variable Investment Options, and some are riskier than others.

•  A discussion of the risks of allocating your premiums or Policy Value to one or more Portfolios can be found in the prospectuses for the Portfolios. You should review the prospectuses for the Portfolios before making an investment decision.

•  Premiums and Policy Value allocated to the Fixed Account Options may be kept there for an extended period of time due to restrictions on transfers out of the Fixed Account Options.

•  Amounts you allocate to an Indexed Fixed Account will not earn less than a minimum interest rate. The guaranteed minimum interest rate on all non-loaned Indexed Fixed Account segments is 0.00%. Even with the guaranteed minimum interest rate, the Policy Value in the Indexed Fixed Account may decrease due to the Asset Charge, and you could lose money.

RISKS

For more detailed information, see the Prospectus: “Summary of Principal Risks of Investing in the Policy;” “Appendix A — Portfolio Companies Available Under the Policy;” “Appendix B — Fixed Account Options and Policy Loan Accounts.”

Insurance Company Risks

An investment in the Policy is subject to the risks related to the Company, including:

•  Any obligations, guarantees, and benefits of the Policy (including the Fixed Account Options) are subject to the claims-paying ability and financial strength of the Company.

•  There are risks relating to the Company’s administration of the Policy, including, among others, cybersecurity and infectious disease outbreak risks.

•  If the Company experiences financial distress, it may not be able to meet its obligations to you.

•  More information about the Company, including its financial strength ratings, is available upon request from the Company at 1-800-523-0650.

For more detailed information, see the Prospectus: “The Penn Insurance and Annuity Company;” “Financial Statements;” “Summary of Principal Risks of Investing in the Policy — Insurance Company Risks;” “Other Information.”

Policy Lapse

The Policy can lapse even if you pay all of the planned premiums on time.

•  When a Policy lapses, it has no value, and no benefits are paid upon the death of the insured. You will also lose the principal invested.

•  A Policy can lapse if the Net Cash Surrender Value is insufficient to pay the Policy charges. This can happen due to insufficient premium payments, poor investment performance, withdrawals, unpaid loans or loan interest, and Policy charges (including increases in those charges).

•  The larger a Policy loan becomes relative to the Policy’s Cash Surrender Value, the greater the risk that the Policy’s Net Cash Surrender Value will not be sufficient to support the Policy’s charges, including any loan interest due, and the greater the risk of the Policy lapsing.

•  A Policy lapse may have tax consequences.

•  If the Policy lapses, there are costs and premium requirements associated with reinstatement of the Policy.

The No-Lapse Feature can prevent the Policy from lapsing if certain provisions are satisfied.

For more detailed information, see the Prospectus: “Summary of Principal Risks of Investing in the Policy;” “What Payments Must I Make Under the Policy? — Lapse and Reinstatement.”

RESTRICTIONS

Investments

•  You can allocate your Net Premiums to Variable Investment Options (that invest in the Portfolios) or Fixed Account Options.

•  The minimum amount that you can transfer generally is $25.

•  If less than the full amount held under an Investment Option is transferred, the amount remaining in the Investment Option must be at least $25.

•  The maximum amount that you can transfer out of the Traditional Fixed Account in any Policy year is the greatest of (a) 25% of the amount in the Traditional Fixed Account at the previous Policy anniversary, (b) $5,000, or (c) the total amount transferred out of that account in the previous Policy year.

•  You may only transfer amounts from the Indexed Fixed Account at the end of its term.

•  Partial withdrawals and loans from an Indexed Fixed Account prior to the end of its term will receive a proportional amount of index credits for the time the amount is in the account before it is withdrawn. An index credit will not be paid if the Policy is surrendered before the end of a segment.

•  The amount that may be transferred excludes any amount held in the Policy loan accounts.

•  A 12 month Lockout Period will begin anytime a Policy loan is taken while any Policy Value is in the Indexed Fixed Accounts. During the Lockout Period, no transfers from the Traditional Fixed Account to the Indexed Fixed Accounts will be allowed.

•  The Company reserves the right to remove or substitute any of the Portfolios as Investment Options that are available under the Policy.

•  In addition, we may limit your ability to make transfers involving the Variable Investment Options if it is believed that a transfer may disadvantage or potentially harm or hurt the rights or interests of other Policy owners.

•  We will also reject or reverse a transfer request if for any reason any of the Portfolios do not accept the purchase of its shares.

For more detailed information, see the Prospectus: “How Are Amounts Credited to the Variable Investment Options of the Separate Account?;” “How Can I Change the Policy’s Investment Allocations?;” “Policy Loans;” “Appendix B — Fixed Account Options and Policy Loan Accounts.”

Optional Benefits

•  We offer several optional benefits in the form of a rider to the Policy. Various optional benefits are available and some have an additional charge. Not all riders are available in every state and some riders may only be added when you apply for your Policy.

•  We may stop offering an optional benefit or may stop accepting subsequent premiums for an optional benefit at any time.

•  A change in the Specified Amount, a change in the death benefit option, the addition, deletion, or change of any riders, and/or a change in the insured’s rate class may impact the Policy’s No-Lapse Feature and may require the payment of additional premiums to maintain the Feature’s guarantee.

For more detailed information, see the Prospectus: “What Are the Supplemental Riders And Benefits That Are Available?”

TAXES

Tax Implications

Consult with a tax adviser to determine the tax implications of an investment in and payments received under this Policy.

•  If you purchase the Policy through a tax-qualified plan, you do not get any additional tax benefit.

•  Earnings on your Policy (if any) are taxed when you withdraw them (or if a Policy loan is not repaid), at ordinary income tax rates, and may be subject to a tax penalty before age 59 1⁄2.

For more detailed information, see the Prospectus: “Summary of Principal Risks of Investing in the Policy — Taxes and Tax Risks;” “How Is the Policy Treated Under Federal Income Tax Law?”

CONFLICTS OF INTEREST

Investment Professional Compensation

Your financial professional may receive compensation for selling this Policy to you, in the form of commissions, asset-based compensation, allowances for expenses, and other compensation programs, and the Company may share the revenue it earns on this Policy with the professional’s firm. (Your financial professional may be your broker, investment adviser, insurance agent, or someone else.)

For these reasons, these financial professionals may have a financial incentive to recommend this Policy over another policy or investment.

For more detailed information, see the Prospectus: “Distribution Arrangements.”

Exchanges

Some financial professionals may have a financial incentive to offer you a new policy in place of the one you own. You should only exchange your Policy if you determine, after comparing the features, fees, and risks of both policies, that it is preferable for you to purchase the new policy rather than continue to own your existing Policy.

For more detailed information, see the Prospectus: “What Payments Must I Make Under the Policy? — Tax-Free ‘Section 1035’ Insurance Policy Exchanges.”

APPENDIX A

PORTFOLIOS AVAILABLE UNDER THE POLICY

The following is a list of Portfolios available under the Policy. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at www.pennmutual.com/for-individuals-and-businesses/performance-and-rates. You can also request this information at no cost by calling 1-800-523-0650 or by sending an email request to FundOperations@pennmutual.com.

The current expenses and performance information below reflects fees and expenses of the Portfolios, but does not reflect the other fees and expenses that your Policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.

PORTFOLIO TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (AS OF 12/31/2023)
			1 Year	5 Year	10 Year
Vanguard Variable Insurance Fund
Domestic Large Blend	Equity Index Portfolio The Vanguard Group, Inc. (Adviser)	0.14%	26.11%	15.52%	11.88%
Domestic Large Blend	Total Stock Market Index Portfolio The Vanguard Group, Inc. (Adviser)	0.13%	25.95%	14.93%	11.29%
Intermediate- Term Bond	Global Bond Index Portfolio The Vanguard Group, Inc. (Adviser)	0.13%	6.52%	0.99%	0.88%[1]
Domestic Mid Blend	Mid-Cap Index Portfolio The Vanguard Group, Inc. (Adviser)	0.17%	15.83%	12.56%	9.27%
Moderate Allocation	Moderate Allocation Portfolio The Vanguard Group, Inc. (Adviser)	0.13%	15.55%	7.78%	6.19%
Intermediate- Term Bond	Total Bond Market Index Portfolio The Vanguard Group, Inc. (Adviser)	0.14%	5.58%	1.04%	1.71%
International Large Blend	Total International Stock Market Index Portfolio The Vanguard Group, Inc. (Adviser)	0.11%	15.54%	7.31%	4.05%[1]
Conservative Allocation	Conservative Allocation Portfolio The Vanguard Group, Inc. (Adviser)	0.13%	12.51%	5.60%	4.84%
Moderate Allocation	Balanced Portfolio Wellington Management Company LLP (Adviser)	0.21%	14.33%	9.59%	7.89%

[1]	Since inception (9/7/2017).

A-1

PORTFOLIO TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (AS OF 12/31/2023)
			1 Year	5 Year	10 Year
Domestic Large Growth	Capital Growth Portfolio PRIMECAP Management Company (Adviser)	0.34%	27.98%	14.33%	12.85%
Domestic Large Value	Diversified Value Portfolio Hotchkis and Wiley Capital Management LLC (Adviser) and Lazard Asset Management LLC (Adviser)	0.29%	20.13%	14.28%	9.27%
Domestic Large Value	Equity Income Portfolio Wellington Management Company LLP (Adviser) and The Vanguard Group, Inc. (Adviser)	0.29%	8.10%	11.57%	9.53%
Domestic Large Growth	Growth Portfolio Wellington Management Company LLP (Adviser)	0.33%	40.13%	16.08%	12.88%
High Yield Bond	High Yield Bond Portfolio Wellington Management Company LLP (Adviser) and The Vanguard Group, Inc. (Adviser)	0.24%	11.66%	5.13%	4.34%
International Large Growth	International Portfolio Baillie Gifford Overseas Ltd. (Adviser) Schroder Investment Management North America Inc. (Adviser)	0.33%	14.65%	10.28%	6.80%
Real Estate	Real Estate Index Portfolio The Vanguard Group, Inc. (Adviser)	0.26%	11.70%	7.18%	7.29%
Domestic Small Growth	Small Company Growth Portfolio ArrowMark Colorado Holdings, LLC (Adviser) The Vanguard Group, Inc. (Adviser)	0.29%	19.65%	9.98%	7.85%

A-2

The Prospectus and Statement of Additional Information (the “SAI”) include additional information about the Accumulation Variable Universal Life Insurance Policy. These documents are available, without charge, upon request from The Penn Insurance and Annuity Company, Attn: SAI Request, PO Box 178, Philadelphia, Pennsylvania 19105. Or you can call us toll-free at 1-800-523-0650 or visit our website at www.pennmutual.com. The Prospectus and SAI are incorporated by reference into this Summary Prospectus and, therefore, are legally a part of this Summary Prospectus.

The SEC EDGAR Contract Identifier for the Accumulation Variable Universal Life Insurance Policy is C000245745.

PM9070	5/24